UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 20, 2013

Alliqua, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-29819	58-2349413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2150 Cabot Boulevard West Langhorne, Pennsylvania	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, effective as of February 4, 2013, Alliqua, Inc. (the “Company”) entered into that certain Executive Employment Agreement (the “Agreement”) with David Johnson, the Company’s president and chief executive officer, pursuant to which, among other things, the Company agreed to grant Mr. Johnson certain stock option awards equal to 0.333% of the total outstanding shares of common stock of the Company determined on a fully-diluted basis, as of the last business day of each calendar quarter during the period beginning on February 4, 2013 and ending on February 4, 2016. On December 20, 2013, the Company and Mr. Johnson entered into a First Amendment to Executive Employment Agreement (the “Amendment”), which amends the Agreement to provide for a single stock option award in lieu of all of the remaining quarterly grants.

On December 20, 2013, pursuant to the Amendment, the Company granted Mr. Johnson a nonqualified stock option (the “New Option”) to purchase 730,535 shares of common stock of the Company at an exercise price equal to $6.82 per share, the closing price of the common stock on the date of grant. One-ninth (1/9th) of the New Option vests on the first day of each calendar quarter during the period commencing on January 1, 2014 and ending on February 4, 2016, provided that Mr. Johnson remains employed by the Company on such date, and subject to the terms and conditions of that certain nonqualified stock option agreement by and between the Company and Mr. Johnson, effective as of December 20, 2013 (the “Nonqualified Stock Option Agreement”). The New Option has a term of ten years.

The foregoing summaries are not complete, and are qualified in their entirety by reference to the full text of the First Amendment to Executive Employment Agreement and the Nonqualified Stock Option Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference. Readers should review such agreements for a more complete understanding of their terms and conditions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	First Amendment to Executive Employment Agreement, dated December 20, 2013, by and between Alliqua, Inc. and David Johnson

10.2	Nonqualified Stock Option Agreement, dated December 20, 2013, by and between Alliqua, Inc. and David Johnson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIQUA, INC.

Dated: December 27, 2013	By:	/s/ Brian Posner
Name: Brian Posner
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	First Amendment to Executive Employment Agreement, dated December 20, 2013, by and between Alliqua, Inc. and David Johnson

10.2	Nonqualified Stock Option Agreement, dated December 20, 2013, by and between Alliqua, Inc. and David Johnson